Prospectus Supplement	September 25, 2019

Putnam Global Income Trust
Prospectus dated February 28, 2019

Putnam Mortgage Securities Fund
Prospectus dated January 30, 2019

Class M shares of each fund acquired prior to November 25, 2019 (the “Effective Date”) will convert automatically to class A shares on the Effective Date provided that class A shares are available for purchase by residents of the shareholder’s jurisdiction.

The Board of Trustees of each fund has also approved the liquidation of class M shares of the fund. Any class M shares remaining in each fund after the Effective Date will be liquidated on or about December 9, 2019. Class M shareholders whose shares will not be converted to class A shares on the Effective Date should consult their tax advisors about the tax implications of the liquidation of the share class.

The following replaces similar language under the heading “Class C shares” in the sub-section “Here is a summary of the differences among the classes of shares” in the section “How do I buy fund shares?”

• Convert automatically to class A shares after ten years, thereby reducing future 12b-1 fees, provided that Putnam Investor Services, Inc. (“PSERV”) or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least ten years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, PSERV or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by PSERV or the financial intermediary, which may be shorter or longer than ten years. Investors should consult their financial representative for more information about their eligibility for class C share conversion.

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